General Money

Market Fund, Inc.

ANNUAL REPORT November 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

     * Not FDIC-Insured
     * Not Bank-Guaranteed
     * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                General Money Market Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for General Money Market Fund, Inc., covering the 12-month period from December 1, 1998 through November 30, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bernard W. Kiernan, Jr.

When the reporting period began, the Federal Reserve Board had just completed a series of short-term interest-rate cuts in an attempt to stimulate economic growth after the spread of a global financial crisis in overseas markets. Its strategy apparently worked, because signs of renewed economic strength in the U.S. and abroad became evident early in 1999, fueling fears that inflationary pressures might re-emerge.

As a result, after remaining relatively steady during the first quarter of 1999, yields on money market securities rose in response to expectations that the Federal Reserve Board might raise short-term interest rates. In fact, the Federal Reserve Board raised rates three times during the summer and fall of 1999 in an attempt to forestall a potential resurgence of inflation.

We appreciate your confidence over the past year, and we look forward to your continued participation in General Money Market Fund, Inc.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
December 15, 1999


2

DISCUSSION OF FUND PERFORMANCE

Bernard W. Kiernan, Jr., Portfolio Manager

How did General Money Market Fund, Inc.  perform during the period?

For the 12-month period ended November 30, 1999, the fund produced a yield of 4.44% for Class A shares and 4.24% for Class B shares, which, taking into account the effect of compounding, created an effective yield of 4.54% for Class A shares and 4.32% for Class B shares.(1) For the period from their June 1, 1999 inception to November 30, 1999, the fund's Class X shares produced an annualized yield of 4.29% and an annualized effective yield of 4.37% .(1)

What factors influenced the fund's performance?

For the U.S. economy, economic uncertainty and fear, largely a result of the Asian financial crisis and Russian default, marked the beginning of the reporting period. The Federal Reserve Board, in an attempt to cushion the United States economy from negative overseas events, sharply lowered short-term interest rates.

Global markets remained unsettled as 1999 began. However, despite continued concerns regarding Japanese economic reform and devaluation of the Russian ruble, the general atmosphere of crisis eased, and the focus of U.S. monetary policy makers shifted back to the domestic economy. As concern over the effects of offshore events faded, the Fed began to voice concern over inflationary pressures.

The performance of the U.S. economy in the first quarter of 1999 was much stronger than expected. Even though the Gross Domestic Product (GDP) grew at a rate of 4.3%, inflation was benign. Despite a tight labor market, there was no evidence of advancing wage pressure. Many economic analysts believed that advances in technology would make it possible for the economy to grow at rates faster than previously thought possible without igniting inflation. Despite concern that
                                                                    The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

imbalances in the economy might eventually derail the nine-year economic expansion, the U.S. economy continued to grow and the Fed held steady on short-term interest rates.

A surprisingly large jump in the Consumer Price Index in May pushed policy makers closer to a rate hike. Although the Fed did not immediately raise interest rates, it did announce a significant shift, adopting a "bias" towards tightening -- that is, raising short-term rates. With that shift in bias came a resulting change in market psychology. Market participants began to anticipate a move by the Fed to higher rates.

That move came in June, when at its Open Market Committee meeting, the Fed raised short-term rates by 0.25%. At the same time, however, it announced that it was shifting its bias back to neutral -- indicating no intention of an immediate rate increase. The market hoped that this pre-emptive strike to head off the threat of inflation would signal an end to Fed tightening.

Such hopes would be short-lived, however, as strong economic growth along with rising wages and benefits renewed inflationary concerns. At its August Open Market Committee meeting, the Fed raised the federal funds rate by an additional 0.25% , and signaled its added resolve by raising the discount rate by 0.25%. Although second quarter GDP growth dropped to a seemingly more sustainable, less inflationary 1.9% , the effects of the two short-term rate hikes have yet to fully impact the performance of the economy.

As the fund' s fiscal year ended, the economy continued to send mixed signals. Third quarter GDP growth accelerated to a rapid 4.8%, yet key indicators of employment costs, job creation and inflation were at lower levels than would be expected, given such economic strength. A continued fear of inflationary pressure led the Fed to institute a third rate hike in November. The Fed's main concern continues to be the tightness of the U.S. labor market. At the end of the fund' s fiscal year, there appeared to be no imminent threat of inflation. The question remains, however, how long the economy can sustain its current rate of growth without igniting unfavorable inflationary pressure.

4

What is the fund's current strategy?

The shift in market psychology towards rising rates had a negative influence on money market performance. The stock market showed increased volatility, and such volatility often spilled over into the Treasury bond and money markets. Currency market volatility impacted the performance of dollar-denominated fixed-income securities. During the period there was also the occasional "flight to quality" when credit concerns lead investors to seek out bonds and money market instruments of only the highest quality issuers.

In response, your fund has taken on a somewhat defensive strategy, shortening the average maturity of our investments and building a liquidity cushion. This higher level of cash should aid in protecting the fund from potential future volatility, as well as position the fund to benefit should interest rates rise in the near future.

December 15, 1999

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELD FIGURES PROVIDED FOR CLASS B AND CLASS X SHARES REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S CLASS B AND CLASS X YIELDS WOULD HAVE BEEN LOWER. WITHOUT THE EXPENSE ABSORPTION, THE FUND'S CLASS B SHARES WOULD HAVE PRODUCED A YIELD OF 4.21% AND AN EFFECTIVE YIELD OF 4.30%, AND THE FUND'S CLASS X SHARES WOULD HAVE PRODUCED AN ANNUALIZED YIELD OF 4.16% AND AN ANNUALIZED EFFECTIVE YIELD OF 4.25%.

                                                                     The Fund 5

STATEMENT OF INVESTMENTS

November 30, 1999

                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--39.0%                                               Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Abbey National PLC (Yankee)

   5.20%, 12/9/1999                                                                          50,000,000               50,000,000

ABN-AMRO Bank Chicago (Yankee)

   5.69%, 4/24/2000                                                                         100,000,000  (a)          99,976,764

Banco Santander

   6.00%, 2/2/2000                                                                           50,000,000               50,007,238

Bank Austria AG (Yankee)

   5.42%, 5/22/2000                                                                          50,000,000               49,987,477

Bank of Scotland (Yankee)

   6.00%, 2/2/2000                                                                           40,000,000               40,004,412

Barclays Bank PLC (Yankee)

   5.69%, 4/10/2000                                                                          50,000,000  (a)          49,991,076

Canadian Imperial Bank of Commerce (Yankee)

   5.03%, 1/27/2000                                                                          50,000,000               49,997,740

Commerzbank AG (Yankee)

   5.18%-5.29%, 3/1/2000-5/12/2000                                                          175,000,000              174,982,943

Credit Suisse (Yankee)

   5.72%, 6/12/2000                                                                         150,000,000  (a)         150,000,000

Crestar Bank (Yankee)

   5.75%, 1/19/2000                                                                          50,000,000  (a)          50,000,000

Deutsche Bank AG (Yankee)

   5.01%-5.70%, 1/6/2000-4/10/2000                                                          175,000,000  (a)         174,979,829

Internationale Nederlanden (U.S.) Funding Corp. (Yankee)

   5.91%, 3/20/2000                                                                          25,000,000               25,000,749

Istituto Bancario San Paolo Di Torino (Yankee)

   5.15%-6.08%, 1/7/2000-5/16/2000                                                          130,000,000              129,989,889

Morgan Guaranty Trust Co. (Yankee)

   5.42%, 12/20/1999                                                                        100,000,000              100,000,000

Royal Bank of Canada (Yankee)

   5.69%, 4/27/2000-5/4/2000                                                                100,000,000  (a)          99,979,304

Societe Generale (Yankee)

   5.03%-5.25%, 1/14/2000-3/15/2000                                                         110,000,000              109,990,943

Svenska Handelsbanken NY (Yankee)

   5.14%, 3/20/00                                                                            50,000,000               49,997,107

Toronto Dominion Bank (Yankee)

   5.14%-5.69%, 2/22/2000-4/10/2000                                                          75,000,000  (a)          74,988,886

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $1,529,874,357)                                                                                           1,529,874,357

6

                                                                                              Principal
COMMERCIAL PAPER--23.0%                                                                      Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Atlantis One Funding

   5.92%-5.96%, 2/18/2000-3/24/2000                                                          47,814,000               47,148,785

DaimlerChrysler North America Holding Corp.

   6.07%, 4/28/2000                                                                          50,000,000               48,781,097

Den Norske Bank ASA

   5.86%, 2/25/2000                                                                          50,000,000               49,320,361

FINOVA Capital Corp.

   6.37%, 4/7/2000                                                                           50,000,000               50,000,000

General Electric Capital Corp.

   5.58%-6.08%, 1/27/2000-2/25/2000                                                         175,000,000              173,106,646

Heller Financial Inc.

   5.52%-6.22%, 12/7/1999-2/25/2000                                                          85,000,000               84,571,787

HSBC Bank USA, Inc.

   5.99%, 8/15/2000                                                                          25,000,000               23,973,375

Lehman Brothers Holdings Inc.

   6.20%, 3/8/2000                                                                           75,000,000               73,772,958

Morgan (J.P.) & Co.

   5.61%, 3/13/2000                                                                          50,000,000               49,228,931

Prudential Funding Corp.

   5.63%, 12/1/1999                                                                         100,000,000              100,000,000

Salomon Smith Barney Holdings Inc.

   5.92%-5.93%, 2/15/2000-3/14/2000                                                         100,000,000               98,561,444

Santander Finance (DE) Inc.

   5.43%-5.94%, 12/16/1999-3/22/2000                                                         99,000,000               97,984,456

Spintab AB

   6.00%, 3/9/2000                                                                            5,000,000                4,919,150

TOTAL COMMERCIAL PAPER

   (cost $901,368,990)                                                                                               901,368,990
------------------------------------------------------------------------------------------------------------------------------------

BANK NOTES--14.3%
------------------------------------------------------------------------------------------------------------------------------------

Bank of Nova Scotia

   6.04%, 11/17/2000                                                                        100,000,000               99,932,678

Comerica Bank

   5.69%, 3/22/2000                                                                          50,000,000  (a)          49,994,223

First Tennessee Bank

   5.68%, 4/19/2000                                                                          75,000,000  (a)          74,988,751

Fleet National Bank

   5.76%, 7/13/2000                                                                          50,000,000  (a)          49,985,246

                                                                                                                         The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
BANK NOTES (CONTINUED)                                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Key Bank N.A.

   5.83%, 5/15/2000                                                                         100,000,000  (a)         100,000,000

LaSalle National Bank

   5.15%, 2/22/2000                                                                          25,000,000               24,998,084

NationsBank N.A.

   5.00%, 1/5/2000                                                                           10,000,000               10,000,000

Old Kent Bank & Trust Co.

   5.70%, 5/3/2000                                                                          100,000,000  (a)          99,979,804

Union Bank California

   6.00%, 8/11/2000                                                                          50,000,000               50,000,000

TOTAL BANK NOTES

   (cost $559,878,786)                                                                                               559,878,786
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--11.9%
------------------------------------------------------------------------------------------------------------------------------------

Ford Motor Credit Corp.

   5.70%, 5/5/2000                                                                           60,000,000  (a)          60,000,000

GTE Corporation

   5.61%, 6/12/2000                                                                         180,000,000  (a)         179,938,580

Heller Financial Inc.

   5.52%-5.90%, 3/21/2000-8/7/2000                                                           98,000,000  (a)          98,001,583

Lehman Brothers Holdings Inc.

   5.68%, 3/1/2000                                                                           10,000,000  (a)           9,998,817

Paine Webber Group Inc.

   5.63%-6.40%, 3/2/2000-10/20/2000                                                         119,500,000  (a)         119,500,000

TOTAL CORPORATE NOTES

   (cost $467,438,980)                                                                                               467,438,980
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--4.8%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group L.P.

  5.58%-6.25%, 1/18/2000-5/2/2000

   (cost $187,000,000)                                                                      187,000,000  (b,c)       187,000,000
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS--.6%
------------------------------------------------------------------------------------------------------------------------------------

  4.35%, 1/6/2000

   (cost $24,895,750)                                                                        25,000,000              24,895,750
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--1.2%
------------------------------------------------------------------------------------------------------------------------------------

Federal National Mortgage Association, Floating Rate Notes

  5.58%, 12/1/1999

   (cost $50,000,000)                                                                        50,000,000  (a)          50,000,000

8

                                                                                             Principal
TIME DEPOSITS--4.0%                                                                          Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Bayerische Hypo-Und Vereinsbank AG (Grand Cayman)

   5.75%, 12/1/1999                                                                          75,000,000              75,000,000

First Union National Bank (Nassau)

   5.56%, 12/1/1999                                                                          50,000,000              50,000,000

Republic National Bank of New York (London)

   5.44%, 12/1/1999                                                                          30,000,000              30,000,000

TOTAL TIME DEPOSITS

   (cost $155,000,000)                                                                                               155,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $3,875,456,863)                                                                          98.8%            3,875,456,863

CASH AND RECEIVABLES (NET)                                                                         1.2%               45,921,731

NET ASSETS                                                                                       100.0%            3,921,378,594

A   VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

B   THESE NOTES WERE ACQUIRED FOR INVESTMENT, NOT WITH INTENT TO DISTRIBUTE OR SELL.

C SECURITIES RESTRICTED AS TO PUBLIC RESALE. THESE SECURITIES WERE ACQUIRED FROM 7/21/99-11/4/99 AT A COST OF PAR VALUE. AT NOVEMBER 30, 1999, THE AGGREGATE VALUE OF THESE SECURITIES IS $187 MILLION REPRESENTING APPROXIMATELY 4.77% OF NET ASSETS AND ARE VALUED AT AMORTIZED COST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        3,875,456,863  3,875,456,863

Cash                                                                  5,722,129

Interest receivable                                                  43,348,686

Prepaid expenses                                                         89,602

                                                                  3,924,617,280
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,539,741

Due to Distributor                                                    1,367,684

Accrued expenses                                                        331,261

                                                                      3,238,686
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    3,921,378,594
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   3,921,462,803

Accumulated net realized gain (loss) on investments                     (84,209)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    3,921,378,594

NET ASSET VALUE PER SHARE

                                                                       Class A         Class B         Class X
-----------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                     863,980,511     3,056,843,869        554,214

Shares Outstanding                                                 864,034,945     3,056,873,644        554,214
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                            1.00              1.00            1.00


SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF OPERATIONS

Year Ended November 30, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                    187,596,908

EXPENSES:

Management fee--Note 2(a)                                           17,915,496

Shareholder servicing costs--Note 2(c)                               8,814,607

Distribution fees--Note 2(b)                                         7,166,264

Registration fees                                                      458,803

Custodian fees                                                         157,822

Prospectus and shareholders' reports                                   116,788

Professional fees                                                       74,233

Directors' fees and expenses--Note 2(d)                                 35,906

Miscellaneous                                                           36,563

TOTAL EXPENSES                                                      34,776,482

Less-reduction in shareholder servicing costs
   due to undertaking--Note 2(c)                                      (929,591)

NET EXPENSES                                                        33,846,891

INVESTMENT INCOME--NET                                             153,750,017
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                (15,759)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               153,734,258

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended November 30,
                                            ------------------------------------

                                                  1999(a)                 1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                        153,750,017          125,073,830

Net realized gain (loss) on investments           (15,759)              36,653

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  153,734,258          125,110,483
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A Shares                                (38,585,389)         (42,077,699)

Class B Shares                               (115,159,335)         (82,996,131)

Class X Shares                                     (5,293)                   --

TOTAL DIVIDENDS                              (153,750,017)        (125,073,830)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A Shares                              6,026,790,463        5,634,804,053

Class B Shares                              8,362,763,082        6,698,310,567

Class X Shares                                  1,015,928                  --

Dividends reinvested:

Class A Shares                                 37,933,080          41,121,880

Class B Shares                                112,244,553          80,819,334

Class X Shares                                      2,006                 --

Cost of shares redeemed:

Class A Shares                            (6,036,445,295)      (5,743,540,176)

Class B Shares                            (7,845,483,988)      (5,582,959,197)

Class X Shares                                  (463,720)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                658,356,109        1,128,556,461

TOTAL INCREASE (DECREASE) IN NET ASSETS      658,340,350        1,128,593,114
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         3,263,038,244       2,134,445,130

END OF PERIOD                               3,921,378,594       3,263,038,244

A FROM JUNE 1, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO NOVEMBER 30, 1999 FOR CLASS X SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

12


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                      Ten Months Ended

                                             Year Ended November 30,       November 30,          Year Ended January 31,
                                           ----------------------------------------------------------------------------------------

CLASS A SHARES                                  1999        1998                1997(a)      1997           1996         1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period            1.00        1.00                1.00         1.00           1.00         1.00

Investment Operations:

Investment income--net                           .044        .049                .041         .047           .053         .037

Distributions:

Dividends from investment
   income--net                                  (.044)      (.049)              (.041)       (.047)         (.053)        (.037)

Net asset value, end of period                  1.00        1.00                1.00         1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                4.53        4.98                4.99(b)      4.81           5.42          3.75
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/
   SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                            .78         .77                 .88(b)       .84            .86           .94

Ratio of net investment income
   to average net assets                        4.44        4.88                4.89(b)      4.71           5.28          3.68

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                    --          --                  --           --            .01           .04
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($x1,000)          863,981     835,706                903,313    764,119       654,581       572,116

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JANUARY 31 TO NOVEMBER 30.

(B) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     The Fund 13


FINANCIAL HIGHLIGHTS (continued)

                                                                            Ten Months Ended

                                                   Year Ended November 30,       November 30,         Year Ended January 31,
                                          ------------------------------------------------------------------------------------------

CLASS B SHARES                                   1999             1998                1997(a)           1997         1996(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                           1.00             1.00                 1.00             1.00           1.00

Investment Operations:

investment income--net                            .042             .047                 .039             .046           .043

Distributions:

Dividends from investment
   income--net                                   (.042)           (.047)               (.039)           (.046)          (.043)

Net asset value, end of period                   1.00             1.00                 1.00             1.00            1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 4.32             4.78                 4.83(c)          4.65            5.18(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/
   SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                            1.00             1.00                1.00(c)           1.00           1.00(c)

Ratio of net investment income
   to average net assets                         4.24             4.66                4.78(c)           4.56           5.00(c)

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                    .03              .06                 .05(c)            .07            .07(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of
   period ($x1,000)                         3,056,844        2,427,332             1,231,132         369,205           50,446

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JANUARY 31 TO NOVEMBER 30.

(B) FROM MARCH 31, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO JANUARY 31, 1996.

(C) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

14

                                                                 Year Ended
 CLASS X SHARES                                          November 30, 1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   1.00

Investment Operations:

Investment income--net                                                 .021

Distributions:

Dividends from investment income--net                                 (.021)

Net asset value, end of period                                         1.00
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                     4.33(b)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.05(b)

Ratio of net investment income
  to average net assets                                              4.01(b)

Decrease reflected in above expense ratios
  due to undertakings by the Manager                                  .25(b)
--------------------------------------------------------------------------------

Net Assets, end of period ($x1,000)                                     554

(A)  FROM JUNE 1, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO NOVEMBER 30, 1999.

(B)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund 15


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

General Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

On April 14, 1999, the Board of Directors approved the addition of Class X shares which became effective June 1, 1999.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares, which are sold to the public without a sales charge. The fund is authorized to issue 25.5 billion shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (15 billion shares authorized) , Class B (10 billion shares authorized) and Class X (500 million shares authorized). Class A, Class B and Class X shares are identical except for the services offered to and the expenses borne by each class and certain voting rights. Class A shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class X shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the Act and Class X shares are subject to a Shareholder Services Plan. In addition, Class B shares are charged directly for sub-accounting services provided by Service Agents (a securities dealer financial institution or other industry professional) at an annual rate of .05% of the value of the average daily net assets of Class B shares.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

16

(a) Portfolio valuation: Investments are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $5,833 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                                    The Fund 17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $84,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1999. If not applied, $68,000 of the carryover expires in fiscal 2005 and $16,000 expires in fiscal 2007.

At November 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed
1 1/2% of the value of the fund's average net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 1999, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Service Plan with respect to Class A shares (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class A shares directly bear the cost of preparing, printing and distributing prospectuses and statements of additional information and implementing and operating the Plan. In addition, Class A shares reimburse (a) the Distributor for payments made for distributing Class A shares and servicing shareholder accounts ("Servicing") and (b) the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and their affiliate (collectively, "Dreyfus" ) for payments made for Servicing, at an

18

aggregate annual rate of up to .20 of 1% of the value of the average daily net assets of Class A. Both the Distributor and Dreyfus may pay Service Agents a fee in respect of Class A shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. The schedule of such fees and the basis upon which such fees will be paid shall be determined from time to time by the fund's Board of Directors. If a holder of Class A shares ceases to be a client of a Service Agent, but continues to hold Class A shares, Dreyfus will be permitted to act as a Service Agent in respect of such fund shareholders and receive payments under the Service Plan for Servicing. The fees payable for Servicing are payable without regard to actual expenses incurred. During the period ended November 30, 1999, Class A shares were charged $1,736,520 pursuant to the Plan.

Under the Distribution Plan with respect to Class B shares and Class X shares ("Class B and Class X Distribution Plans"), adopted pursuant to Rule 12b-1 under the Act, Class B and Class X shares directly bear the costs of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Class B and Class X Distribution Plans. In addition, Class B and Class X shares reimburse the Distributor for payments made to third parties for distributing their shares at an aggregate annual rate of up to .20 of 1% and .25 of 1%, respectively, of the value of the average daily net assets of Class B and Class X. During the period ended November 30, 1999, Class B and Class X shares were charged $5,429,414 and $330, respectively, pursuant to the Class B and Class X Distribution Plans.

(c) Under the Shareholder Services Plan with respect to Class A ("Class A Shareholder Services Plan" ), Class A shares reimburse Dreyfus Service Corporation, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets of Class A for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During
                                                                    The Fund 19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the period ended November 30, 1999, Class A shares were charged $362,654 pursuant to the Class A Shareholder Services Plan.

Under the Shareholder Services Plan with respect to Class B and Class X ("Class B and Class X Shareholder Services Plans"), Class B and Class X shares pay the Distributor for the provision of certain services to the holders of Class B and Class X shares a fee at an annual rate of .25 of 1% of the value of their average daily net assets of Class B and Class X. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class B and Class X shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

The Manager had undertaken from December 1, 1998 through November 30, 1999 that if the aggregate expenses of Class B and Class X shares, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceeded 1% for Class B and 1.05% for Class X shares of the value of their average daily net assets of Class B and Class X, the Manager will reimburse the expenses of the fund under the Class B and Class X Shareholder Services Plans to the extent of any excess expense and up to the full fee payable under the Class B and Class X Shareholder Services Plans. During the period ended November 30, 1999, $8,144,122 and $330, respectively, were charged pursuant to the Class B and Class X Shareholder Services Plans, of which $929,261 and $330, respectively, were reimbursed by the Manager.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 1999, the fund was charged $194,612 pursuant to the transfer agency agreement.

(d) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

20

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
General Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of General Money Market Fund, Inc., including the statement of investments, as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General Money Market Fund, Inc., at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                             [ERNST & YOUNG LLP SIGNATURE LOGO]

New York, New York
January 6, 2000

                                                                  The Fund 21

                        For More Information
                        General Money
                        Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian
                        The Bank of New York
                        100 Church Street
                        New York, New York 10286

                        Transfer Agent &
                        Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor
                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  196AR9911